Exhibit 10.4

BB&T                                                                                     Branch Banking & Trust Co.

                                                                                                          Funds Management Group

                                                                                                          Mailcode:  011-16-17-10

                                                                                                          200 West Second Street

                                                                                                          Winston-Salem, NC  27101

October 20, 2008

Industrial Services of America, Inc.

Attention: Mr. Alan Schroering

Fax: (502) 515-1700    Phone: (502) 214-3710

From:   R. Kevin Randal, Vice President

Branch Banking & Trust Company (BB&T)

200 West Second Street, 17th Floor

Winston-Salem, NC 27101

Telephone: (336) 733-2853

Fax #: (336) 733-2883

Re: Confirmation of USD 2,897,114.77 amortizing swap commencing October 15, 2008

Dear Mr. Schroering:

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Branch Banking and Trust Company ("BB&T") and Industrial Services of America, Inc. ("Counterparty") on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" under the ISDA Agreement defined below.

The definitions and provisions contained in the 2006 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1.

This confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of December 22, 2006 (as amended and supplemented, the "Agreement"), between us.  All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Pursuant to ISDA guidelines, the mutual agreement of terms commenced the transaction being confirmed.  This facsimile transmission serves as additional evidence of a binding supplement to the Agreement.  We request that you sign this Confirmation and return it to us by facsimile.

2.	The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

	Notional Amount:	(i) USD 2,897,114.77 for the initial Calculation Period, and thereafter (ii) the amounts as detailed in the Schedule of Notional Amounts attached hereto.

	Trade Date:	October 15, 2008

	Effective Date:	October 15, 2008

	Termination Date:	May 7, 2013, subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Amounts:

	Fixed Rate Payer:	Counterparty

Fixed Rate Payer Payment Dates:

The 7th calendar day of each month during the Term of this Transaction, commencing November 7, 2008 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

	Fixed Rate:	5.65000 percent per annum

	Fixed Rate Day Count Fraction	Actual / 360

Floating Amounts:

	Floating Rate Payer:	BB&T

Floating Rate Payer Payment Dates:

The 7th calendar day of each month during the Term of this Transaction, commencing November 7, 2008 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

	Floating Rate for initial Calculation Period:	5.6275% including spread

Floating Rate Option:

USD-LIBOR-BBA to include spread

For purposes of this Confirmation, the definitions of (i) 'USD-LIBOR-BBA' and (ii) 'USD-LIBOR Reference Banks' in Section 7.1 (ab)(xxii) and Section 7.1 (ab)(xxv), respectively, of the Definitions are hereby amended by deleting all references in such definitions to 'two London Banking Days' and inserting '0 London Business Days' in lieu thereof.

	Designated Maturity:	Monthly

	Spread:	162.5 basis points

	Floating Rate Day Count Fraction:	Actual / 360

	Business Days:	New York, London

	Business Day Convention:	Modified Following

	Reset Dates:	The 1st calendar day of each month, subject to adjustment in accordance with the Preceding Business Day Convention.

	Compounding:	Inapplicable

	Calculation Agent:	BB&T, unless otherwise specified in Agreement

3.	Account Details:

	Payments to BB&T:	Fed Funds to BB&T-ABA NO. 053101121 Acct. No. 9116001188867 Attn: Funds Management Derivative Operations

	Payments to Counterparty:	Please provide to expedite payment

4.	Offices:

	Office of BB&T:	Winston-Salem, NC

	Office of Counterparty:	Louisville, KY

Non-Reliance:

Each party represents to the other party that it is acting for its own account, and has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based on its own judgment and upon advice from such advisors as it has deemed necessary.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction, it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

Please confirm your agreement to be bound by the terms stated herein by executing the copy of this Confirmation enclosed for that purpose and returning it to us within 5 business days, signed by a vice president or above who is authorized to sign financial instrument contracts on behalf of the Counterparty to:

BB&T Funds Management
Attn: R. Kevin Randal
Fax#: (336) 733-2883

This Confirmation shall be conclusively deemed accurate and complete by Counterparty if not executed and returned to us within the timeframe established above.

Yours sincerely,
Branch Banking & Trust Company

		By:	/s/ R. Kevin Randall

		Name:	R. Kevin Randall

		Title:	Vice President

Confirm as of the Date first above written; Industrial Services of America, Inc.

By:	/s/ Harry Kletter	By:

Name:	Harry Kletter	Name

Title:	CEO	Title:

Trade ID: 16582NC

Confirmation of USD 2,897,114.77 amortizing swap commencing October 15, 2008
Termination Date May 7, 2013

Industrial Services of America, Inc.

Schedule of Notional Amounts
(In accordance with the Modified Following Business Day Convention)

From and Including	To but Excluding	Notional Amount
Effective Date	11/7/2008	2,897,114.77
11/7/2008	12/7/2008	2,877,441.23
12/7/2008	1/7/2009	2,857,767.69
1/7/2009	2/7/2009	2,838,094.15
2/7/2009	3/7/2009	2,818,420.61
3/7/2009	4/7/2009	2,798,747.07
4/7/2009	5/7/2009	2,779,073.53
5/7/2009	6/7/2009	2,759,399.99
6/7/2009	7/7/2009	2,739,726.45
7/7/2009	8/7/2009	2,720,052.91
8/7/2009	9/7/2009	2,700,379.37
9/7/2009	10/7/2009	2,680,705.83
10/7/2009	11/7/2009	2,661,032.29
11/7/2009	12/7/2009	2,640,197.22
12/7/2009	1/7/2010	2,619,362.15
1/7/2010	2/7/2010	2,598,527.08
2/7/2010	3/7/2010	2,577,692.01
3/7/2010	4/7/2010	2,556,856.94
4/7/2010	5/7/2010	2,536,021.87
5/7/2010	6/7/2010	2,515,186.80
6/7/2010	7/7/2010	2,494,351.73
7/7/2010	8/7/2010	2,473, 516.66
8/7/2010	9/7/2010	2,452,681.59
9/7/2010	10/7/2010	2,431,846.52
10/7/2010	11/7/2010	2,411,011.45
11/7/2010	12/7/2010	2,388,946.28
12/7/2010	1/7/2011	2,366,881.11
1/7/2011	2/7/2011	2,344,815.94
2/7/2011	3/7/2011	2,322,750.77
3/7/2011	4/7/2011	2,300,685.60
4/7/2011	5/7/2011	2,278,620.43
5/7/2011	6/7/2011	2,256,555.26
6/7/2011	7/7/2011	2,234,490.09
7/7/2011	8/7/2011	2,212,424.92
8/7/2011	9/7/2011	2,190,359.75
9/7/2011	10/7/2011	2,168,294.58
10/7/2011	11/7/2011	2,146,229.41
11/7/2011	12/7/2011	2,122,861.52
12/7/2011	1/7/2012	2,099,493.63
1/7/2012	2/7/2012	2,076,125.74
2/7/2012	3/7/2012	2,052,757.85
3/7/2012	4/7/2012	2,029,389.96
4/7/2012	5/7/2012	2,006,022.07
5/7/2012	6/7/2012	1,982,654.18
6/7/2012	7/7/2012	1,959,286.29
7/7/2012	8/7/2012	1,935,918.40
8/7/2012	9/7/2012	1,912,550.51
9/7/2012	10/7/2012	1,889,182.62
10/7/2012	11/7/2012	1,865,814.73
11/7/2012	12/7/2012	1,841,067.20
12/7/2012	1/7/2013	1,816,319.67
1/7/2013	2/7/2013	1,791,572.14
2/7/2013	3/7/2013	1,766,824.61
3/7/2013	4/7/2013	1,742,077.08
4/7/2013	Termination Date	1,717,329.55